    [LOGO] LOGO OF ATLAS ANNUITIES
FROM THE OFFICE OF MARION O. SANDLER
Chairman of the Board and Chief Executive Officer

Dear Valued Policyholder:

  The year 2001 was a tumultuous one for the markets. It was also the year the U.S. economy slipped into recession after 10 consecutive years of economic growth. The decline in business investment - which began in the fourth quarter of 2000 - accelerated, causing revenue and earnings to fall short of expectations across a variety of industries, and driving down the prices of many stocks. The terrorist attacks in September had a further negative impact on the weakened economy. Led by cutbacks in technology, manufacturing and service sectors, there were an estimated 2.6 million jobs lost in 2001. The unemployment rate climbed to 5.8% at yearend from 4.0% twelve months earlier.

  The year delivered a mixed bag for consumers. Steep drops in oil and energy prices boosted disposable income. Tax relief, low mortgage rates, and zero-interest financing contributed to strong sales of homes and automobiles. Nonetheless, record levels of consumer debt and fears of additional job losses constrained consumer spending and, despite deep discounting by retailers, produced the worst holiday shopping season in 15 years. Consumer confidence hit a five-year low in November, but began to improve by yearend as signs emerged that the recession was easing.

  Throughout the year, the Federal Reserve (the Fed) aggressively lowered interest rates to stimulate the economy. After six cuts in the first half of the year, the Fed reduced short term rates five more times in the second half. In total, the Federal Funds Rate fell from 6.50% to 1.75% in 2001, ending the year at its lowest level in 40 years. U.S. Treasury bills tracked the downward trend in rates, and the yield on the six-month Treasury bill, which began the year at 5.70%, fell to 1.79% at yearend. Despite unprecedented moves by the Fed and dramatic declines in short term rates, the economy remained sluggish. One positive result of the slowdown was a significant drop in the inflation rate, which fell to 1.6% for the year from 3.4% in 2000.

                 The Stock Market: Another Year of Correction

  The performance of stocks in 2001 reflected the year's major economic and political challenges. The stock market delivered its worst two-year performance in decades, and the major averages lost ground for the second consecutive year. The Standard & Poor's 500 Index (S&P 500) had a total return of -11.9% after a loss of -9.1% the prior year. Once again, technology stocks were hurt the most by the ailing economy, and the NASDAQ Composite Index returned -20.8%, falling less than the -39.2% decline in 2000. The indexes hit their lows in late September following the terrorist attacks and then rebounded strongly in the fourth quarter, but not enough to end the year in positive territory. As the year progressed, it became apparent that the economic malaise in the U.S. had also spread overseas, and virtually all worldwide indexes finished the year with losses.

  As the year ended, stocks still appeared to be expensive based on corporate earnings. Market forecasters were divided on when to expect a recovery in corporate profits, which was needed to fuel additional gains in the market. While many economists believed that the U.S. would emerge from recession sometime in 2002, most expected the recovery to be moderate. Even with a better economy, money managers were warning investors that it was unrealistic to expect a return to the extraordinary gains in stock prices of 20% or more seen annually in the latter half of the 1990's. While long-term returns from stocks have averaged approximately 10% per year, many investment professionals believed that near term gains might be lower, as the markets paused to digest the increases of the prior decade.

                     The Bond Market: A Good Year Overall

  For the second year in a row, fixed-income securities outperformed stocks, as investors reacted to falling stock prices by increasing their exposure to bonds. The bond market, however, like the stock market, was exceptionally volatile. After rallying for most of the year, bond prices - which move in the opposite direction from yields - fell late in the year as the economy began to show signs of recovery. At yearend, prices and yields on long-term bonds were little changed, with the 10-year Treasury yielding 5.02% versus 5.11% at the beginning of the year.

  High-quality corporate bonds and mortgages were the best performers, posting returns of better than 7% as investors sought value and higher yields. Low-quality corporate bonds (junk bonds) suffered from investors' unwillingness to take credit risks in the faltering economy, but ended the year with a gain. The U.S. Treasury sector, which led the fixed-income markets in 1999 and 2000, had another good year. Treasury prices were boosted by a strong flight to quality in the wake of the terrorist attacks, then retreated somewhat late in the year as investors, fearing an end to interest rate cuts by the Fed, took profits.

  As 2001 ended, the outlook remained positive for bonds, especially corporate and high-yield bonds which stood to benefit from a stronger economy. Most market professionals believed the Fed would be unlikely to raise interest rates as long as inflation stayed low and the job market remained soft. If the recovery is a mild one, as expected at yearend, the environment could continue to be favorable for the fixed- income markets.

             Atlas Balanced Growth Portfolio: Year 2001 in Review

  Amidst the turmoil on the domestic front and in the stock market during 2001, the ATLAS BALANCED GROWTH PORTFOLIO in your ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY produced a -8.14% annual total return/1, beating the S&P 500's loss of -11.9% during the same period. This performance earned the portfolio an overall 4-star rating from Morningstar as of December 31, and placed BALANCED GROWTH in the top third of 5,988 domestic equity portfolios.2 /

  The BALANCED GROWTH PORTFOLIO is a "fund of funds" that invests in as many as eight Atlas stock, bond and money market funds. The portfolio seeks long-term growth of capital and moderate current income. One strategy the manager employs is to maintain a stock, bond, and cash allocation of approximately 60%, 30% and 10%, respectively, although these proportions may be adjusted in response to market conditions. At the end of 2001, BALANCED GROWTH was near its target allocation, closing the year invested in 61% stocks, 32% bonds and 7% cash. At the individual fund level, the portfolio benefited from a significant shift of assets out of the Strategic Growth Fund. Investments were substantially increased in the Growth and Income Fund, which reduced its technology holdings by almost two-thirds, thereby limiting losses related to that sector. There was also a considerable increase of investments in the Balanced Fund, which profited both from the timely selling of investments with deteriorating performance and from focusing on companies that would benefit from a rebounding economy.

/1 AS ALWAYS, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Average annual total return since inception on 9/30/97 was 6.02%. Returns do not include surrender charges or insurance charges for the variable annuity, but do include fund operating expenses. Share price and investment return may vary - upon redemption, portfolio shares may be worth more or less than their original cost. /

/2 For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting the excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics. The Atlas Balanced Growth Portfolio was rated against 5,988 U.S.-domiciled domestic equity portfolios in the last 3 years. With respect to these domestic equity portfolios, the Atlas Balanced Growth Portfolio received a Morningstar Rating of 4 stars for the 3-year period. (C) 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. /

  On December 31, 2001, the BALANCED GROWTH PORTFOLIO was invested in the underlying Atlas Funds as follows:

                 Atlas Funds                  % of Investments

                 Balanced                           27.0%
                 Growth and Income                  21.0
                 Global Growth                      15.3
                 Emerging Growth                    11.0
                 Strategic Income                    9.6
                 U.S. Government and Mortgage
                   Securities                        9.4
                 Strategic Growth                    4.8
                 U.S. Treasury Money                 1.9
                                                     -
                                                   100.0%

               The Annuities You Want From The People You Trust

  As a sister company of World Savings and a member of the $55 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and service you've come to expect from World. To schedule an appointment with your Atlas Representative, call us today at 1-800-933-ATLAS (1-800-933-2852). For more complete information on charges and expenses that apply to an ongoing investment, ask your Representative for a prospectus, and read it carefully before you invest. Or, you can download a prospectus from our web site at www.ATLASANNUITIES.COM, which is always available, 24 hours a day, 7 days a week.

  We appreciate your continued confidence in Atlas and look forward to serving your financial needs in the years to come.

Sincerely,
/s/ Marian O. Sandler
Marion O. Sandler
Chairman of the Board and Chief Executive Officer



[LOGO] LOGO OF FDIC

Atlas Balanced Growth Portfolio
Performance Compared to the Market


  AS ALWAYS, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The following chart compares the growth of a hypothetical $10,000 investment in the Atlas Balanced Growth Portfolio to two indexes that are representative of the markets in which the portfolio invests. These indexes may differ materially from the underlying funds in the Balanced Growth Portfolio, and are unmanaged, do not include management expenses, and cannot be invested in directly. All returns reflect the reinvestment of dividends and capital gains. It does not reflect either insurance company or surrender charges imposed in connection with the variable annuity.

                                    [CHART]

                Atlas Balanced
               Growth Portfolio    S&P Composite Index     Lehman Brothers
9/30/1997          $ 10,000             $ 10,000              $ 10,000
10/31/1997         $  9,710             $  9,666              $ 10,145
11/30/1997         $  9,810             $ 10,113              $ 10,192
12/31/1997         $  9,872             $ 10,287              $ 10,294
1/31/1998          $  9,957             $ 10,400              $ 10,427
2/28/1998          $ 10,422             $ 11,150              $ 10,419
3/31/1998          $ 10,772             $ 11,720              $ 10,455
4/30/1998          $ 10,898             $ 11,838              $ 10,509
5/31/1998          $ 10,750             $ 11,635              $ 10,609
6/30/1998          $ 10,856             $ 12,107              $ 10,699
7/31/1998          $ 10,729             $ 11,979              $ 10,722
8/31/1998          $  9,565             $ 10,249              $ 10,896
9/30/1998          $  9,840             $ 10,905              $ 11,151
10/31/1998         $ 10,200             $ 11,791              $ 11,092
11/30/1998         $ 10,592             $ 12,506              $ 11,155
12/31/1998         $ 11,126             $ 13,226              $ 11,189
1/31/1999          $ 11,343             $ 13,779              $ 11,269
2/28/1999          $ 11,039             $ 13,351              $ 11,072
3/31/1999          $ 11,386             $ 13,885              $ 11,133
4/30/1999          $ 11,614             $ 14,423              $ 11,168
5/31/1999          $ 11,451             $ 14,082              $ 11,071
6/30/1999          $ 11,907             $ 14,863              $ 11,035
7/31/1999          $ 11,852             $ 14,400              $ 10,988
8/31/1999          $ 11,711             $ 14,328              $ 10,983
9/30/1999          $ 11,625             $ 13,936              $ 11,110
10/31/1999         $ 12,026             $ 14,818              $ 11,151
11/30/1999         $ 12,991             $ 15,119              $ 11,150
12/31/1999         $ 14,398             $ 16,009              $ 11,097
1/31/2000          $ 14,373             $ 15,205              $ 11,060
2/29/2000          $ 15,865             $ 14,917              $ 11,194
3/31/2000          $ 15,877             $ 16,375              $ 11,342
4/30/2000          $ 14,977             $ 15,883              $ 11,309
5/31/2000          $ 14,348             $ 15,557              $ 11,304
6/30/2000          $ 15,335             $ 15,940              $ 11,539
7/31/2000          $ 15,261             $ 15,691              $ 11,644
8/31/2000          $ 16,185             $ 16,666              $ 11,813
9/30/2000          $ 15,606             $ 15,786              $ 11,887
10/31/2000         $ 14,854             $ 15,719              $ 11,966
11/30/2000         $ 13,362             $ 14,481              $ 12,161
12/31/2000         $ 13,961             $ 14,552              $ 12,387
1/31/2001          $ 14,497             $ 15,068              $ 12,589
2/28/2001          $ 13,321             $ 13,695              $ 12,699
3/31/2001          $ 12,549             $ 12,827              $ 12,763
4/30/2001          $ 13,098             $ 13,823              $ 12,710
5/31/2001          $ 13,203             $ 13,916              $ 12,786
6/30/2001          $ 13,177             $ 13,578              $ 12,835
7/31/2001          $ 13,007             $ 13,444              $ 13,122
8/31/2001          $ 12,510             $ 12,603              $ 13,272
9/30/2001          $ 11,517             $ 11,586              $ 13,427
10/31/2001         $ 12,026             $ 11,807              $ 13,708
11/30/2001         $ 12,628             $ 12,712              $ 13,519
12/31/2001         $ 12,825             $ 12,824              $ 13,433



 * Inception of operations of the Atlas Balanced Growth Portfolio

Atlas Balanced Growth Portfolio
Statement of Net Assets
                                                              December 31, 2001



Investments: (99.91%)

  Investment in Atlas Funds, at identified cost..................................                    $21,122,216
                                                                                                     ===========

                                                                                          Percent of
                                                                                  Shares  Net Assets
                                       -                                          ------- ----------
  Investment in Atlas Funds, at value:
   U.S. Government and Mortgage Securities Fund.................................. 191,343    9.38%   $ 1,932,564
   Strategic Income Fund......................................................... 469,968    9.58      1,973,866
   Balanced Fund................................................................. 497,127   27.01      5,567,824
   Growth and Income Fund........................................................ 214,161   20.96      4,319,620
   Strategic Growth Fund.........................................................  74,905    4.76        980,509
   Global Growth Fund............................................................ 190,947   15.30      3,154,440
   Emerging Growth Fund.......................................................... 161,416   11.03      2,274,357
   U.S. Treasury Money Fund...................................................... 388,537    1.89        388,537
                                                                                                     -----------
                                                                                                      20,591,717
                                                                                                     -----------
Other Assets and Liabilities: (0.09%)

  Distributions receivable.......................................................                         43,160
  Other assets...................................................................                         23,192
  Liabilities....................................................................                        (47,041)
                                                                                                     -----------
  Total other assets and liabilities.............................................                         19,311
                                                                                                     -----------

Net Assets (100.00%).............................................................                    $20,611,028
                                                                                                     ===========

Net Assets Consist Of:

  Unrealized depreciation........................................................                    $  (530,499)
  Accumulated net realized loss..................................................                     (1,795,846)
  Undistributed net investment income............................................                             (0)
  Paid in capital................................................................                     22,937,373
                                                                                                     -----------

Net Assets.......................................................................                    $20,611,028
                                                                                                     ===========

Net Asset Value Per Share:

  Net assets.....................................................................                    $20,611,028
  Beneficial interest shares outstanding (unlimited number of shares authorized).                      2,133,851
                                                                                                     ===========
  Net asset value per share......................................................                    $      9.66
                                                                                                     ===========


     The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statement of Operations
                                           for the year ended December 31, 2001



     Investment Income:

       Income:
        Distribution income from Atlas Funds................. $   418,708
        Interest.............................................         584
                                                              -----------
       Total income..........................................     419,292
                                                              -----------
       Expenses:
        Transfer agency fees and expenses....................      57,226
        Management fees (Note 5).............................      51,224
        Accounting and legal fees............................      17,320
        Custodian fees and expenses..........................      12,929
        Printing and postage.................................      11,934
        Amortization of organization costs (Note 2)..........       5,031
        Trustees' fees.......................................         575
        Other................................................         323
                                                              -----------
       Gross expenses........................................     156,562
        Waiver of management fees............................     (51,224)
        Expense reimbursement................................      (2,891)
                                                              -----------
       Net expenses..........................................     102,447
                                                              -----------
       Net investment income.................................     316,845
                                                              -----------

     Realized and Unrealized Gain (Loss):

       Realized loss:
        Proceeds from sales..................................  11,758,133
        Cost of securities sold..............................  13,108,387
                                                              -----------
       Net realized loss.....................................  (1,350,254)
                                                              -----------
       Net change in unrealized appreciation (depreciation):
        Unrealized appreciation beginning of year............     283,384
        Unrealized depreciation end of year..................    (530,499)
                                                              -----------
       Net change in unrealized appreciation (depreciation)..    (813,883)
                                                              -----------
       Net realized and unrealized gain (loss)...............  (2,164,137)
                                                              -----------
       Net decrease in net assets resulting from operations.. $(1,847,292)
                                                              ===========



     The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statements of Changes in Net Assets



                                        -                                              2001         2000

Increase (Decrease) in Net Assets From:

Operations:

  Net investment income............................................................ $   316,845  $   757,098
  Net realized gain (loss) on investments..........................................  (1,350,254)     460,994
  Net change in unrealized appreciation (depreciation) on investments..............    (813,883)  (2,220,877)
                                                                                    -----------  -----------
  Net decrease in net assets resulting from operations.............................  (1,847,292)  (1,002,785)
                                                                                    -----------  -----------

Distributions Paid to Shareholders:

  Distributions from net investment income.........................................    (316,847)    (323,232)
  Distributions from net realized gain on investments..............................          --     (885,804)
                                                                                    -----------  -----------
  Total distributions paid to shareholders.........................................    (316,847)  (1,209,036)
                                                                                    -----------  -----------

Beneficial Interest Share Transactions:/1/

  Proceeds from shares sold........................................................   3,730,596    7,455,987
  Proceeds from shares issued in reinvestment of distributions.....................     316,847    1,209,033
  Cost of shares repurchased.......................................................  (2,459,671)  (1,043,867)
                                                                                    -----------  -----------
  Net increase in net assets resulting from beneficial interest share transactions.   1,587,772    7,621,153
                                                                                    -----------  -----------
  Net increase (decrease) in net assets............................................    (576,367)   5,409,332

Net Assets:

  Beginning of year................................................................  21,187,395   15,778,063
                                                                                    -----------  -----------
  End of year...................................................................... $20,611,028  $21,187,395
                                                                                    ===========  ===========

/1/ Share Transactions:
   Sold............................................................................     370,513      606,656
   Issued in reinvestment of dividends.............................................      32,800      113,205
   Redeemed........................................................................    (253,153)     (86,710)
                                                                                    -----------  -----------
  Net increase in shares outstanding...............................................     150,160      633,151
                                                                                    ===========  ===========


     The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Financial Highlights
                   selected data for a share outstanding throughout each period



                                                           2001/1/  2000/1/  1999/1/  1998/1/  1997/2/

Net asset value, beginning of period...................... $ 10.68  $ 11.68  $ 10.26  $  9.33  $10.00
                                                           -------  -------  -------  -------  ------

Income From Investment Operations:

  Net investment income...................................    0.15     0.48     1.34     0.58    0.55
  Net realized and unrealized gain (loss) on investments..   (1.02)   (0.84)    1.68     0.61   (0.68)
                                                           -------  -------  -------  -------  ------
  Total income (loss) from investment operations..........   (0.87)   (0.36)    3.02     1.19   (0.13)
                                                           -------  -------  -------  -------  ------

Less Distributions:

  Distributions from net investment income................   (0.15)   (0.17)   (1.34)   (0.26)  (0.54)
  Distributions from net realized gain on investments.....      --    (0.47)   (0.26)      --      --
                                                           -------  -------  -------  -------  ------
  Total distributions.....................................   (0.15)   (0.64)   (1.60)   (0.26)  (0.54)
                                                           -------  -------  -------  -------  ------
Net asset value, end of period............................ $  9.66  $ 10.68  $ 11.68  $ 10.26  $ 9.33
                                                           =======  =======  =======  =======  ======
Total return/3/...........................................   -8.14%   -3.03%   29.41%   12.70%  -1.28%

Ratios/Supplemental Data:

  Net assets, end of period (000's)....................... $20,611  $21,187  $15,778  $12,560  $3,512
  Ratio of expenses to average net assets:/4/
   Before expense waivers and reimbursement...............    0.76%    0.79%    0.95%    1.34%   2.82%
   After expense waivers and reimbursement................    0.50%    0.50%    0.50%    0.50%   0.50%
  Ratio of net investment income to average net assets/4/.    1.55%    3.92%   12.40%    6.73%  38.25%
  Portfolio turnover rate.................................   57.33%   56.11%   64.47%  114.79%   1.49%

/1/ For the year ended December 31.

/2/ For the period September 30, 1997 (inception of operations) to December 31,
    1997.

/3/ Total return assumes purchase at net asset value at the beginning of the period and is not annualized for periods of less than one year.

/4/ Annualized when the period presented is less than one year.


     The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Notes to Financial Statements
                                                              December 31, 2001



1. Significant Accounting Policies

  Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies which fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among eight diversified Atlas mutual funds including the U.S. Treasury Money Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "nondiversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.
  The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

  a. Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

  b. Federal Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  c. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  d. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund, timing differences, and differing characterization of distributions made by a fund.

      Permanent differences incurred during the year ended December 31, 2001, resulting from differences in book and tax accounting, have been reclassified at year-end to undistributed net investment income (increase of $2), accumulated net realized loss (decrease of $1,905), and paid in capital (increase of $1,903).

  e. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unamortized Organization Costs

  The Trust was organized by Golden West Financial Corporation ("Golden West Financial"). On July 30, 1997, the Trust sold and issued to Golden West Financial 10,000 shares of beneficial interest ("Initial Shares"). Organization costs of $25,156 incurred by the Trust have been deferred and are being amortized on a straight-line basis over a period of five years from October 1997. If any of the Initial Shares are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

3. Unrealized Appreciation/Depreciation--Tax Basis

  As of December 31, 2001, unrealized depreciation of investment securities for federal income tax purposes was $1,181,193 consisting of unrealized gains of $886,872 and unrealized losses of $2,068,065. Cost of securities for federal income tax purposes was $21,772,910.

4. Purchases and Sales of Securities

  During the year ended December 31, 2001, the Portfolio purchased $13,108,387 and sold $11,758,133 of shares of Atlas Funds.

5. Transactions With Affiliates and Related Parties

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio, the Atlas U.S. Treasury Money Fund and the Atlas U.S. Government and Mortgage Securities Fund and, with respect to the other underlying Atlas Funds, supervises the provision of similar services by OppenheimerFunds, Inc. (the "Subadviser"). The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to .50%. Due to the voluntary expense waiver in effect during the year ended December 31, 2001, the management fees due the Adviser were reduced by $51,224. The Adviser also absorbed $2,891 of other Portfolio expenses during the period.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

  At December 31, 2001 Golden West Financial owned 115,723 shares of Emerging Growth Fund.

Independent Auditors' Report



The Board of Trustees and Shareholders
Atlas Insurance Trust:

  We have audited the accompanying statement of net assets of Atlas Insurance Trust (Balanced Growth Portfolio) (the "Trust") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2001, 2000, 1999, 1998, and for the period from September 30, 1997 (inception of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Atlas Insurance Trust as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Delotte & Touche LLP
Oakland, California
February 8, 2002

Atlas Balanced Growth Portfolio
Trustees and Officers
                                                                    (unaudited)



  The Trustees and principal officers of Atlas Insurance Trust, their business addresses, positions held, length of time served, principal occupations for the past five years and other Directorships held are set forth in the following table.

  Interested Trustees
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                        PORTFOLIOS IN TRUST
                                          TERM OF OFFICE                                      COMPLEX
                         POSITION(S) HELD AND LENGTH OF  PRINCIPAL OCCUPATION(S)            OVERSEEN BY     OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE     WITH TRUST     TIME SERVED     DURING PAST 5 YEARS                TRUSTEE         HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

Marion O. Sandler, 71    Trustee          Since 9/1997      Chairman of the Board and           One         Atlas Assets, Inc.
1901 Harrison Street                                        Chief Executive Officer of                      (the "Atlas Funds")
Oakland, CA 94612        President and    Since 9/1997      World Savings Bank, FSB
                         Chief Executive                    ("World Savings"), Golden
                         Officer          Term of           West Financial
                                          Offices:          Corporation ("GWFC"),
                                          Continuous        Atlas Securities, Inc.
                                                            ("Distributor") and Atlas
                                                            Advisers, Inc. ("Adviser")
-------------------------------------------------------------------------------------------------------------------------------
Russell W. Kettell, 57   Trustee          Since 9/1997      President of GWFC and               One         Atlas Assets, Inc.
1901 Harrison Street                      Term:             Senior Executive Vice
Oakland, CA 94612                         Continuous        President of World
                                                            Savings
-------------------------------------------------------------------------------------------------------------------------------

  Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                        PORTFOLIOS IN TRUST
                                          TERM OF OFFICE                                      COMPLEX
                         POSITION(S) HELD AND LENGTH OF  PRINCIPAL OCCUPATION(S)            OVERSEEN BY     OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE     WITH TRUST     TIME SERVED     DURING PAST 5 YEARS                TRUSTEE         HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

Barbara A. Bond, 55      Trustee          Since 9/1997      Certified Public                    One         Atlas Assets, Inc.
Hood & Strong LLP                         Term:             Accountant/Tax Partner of
101 California Street                     Continuous        Hood & Strong LLP
San Francisco, CA 94111
-------------------------------------------------------------------------------------------------------------------------------
Daniel L. Rubinfeld, 56  Trustee          From 9/1997 to    Professor of Law and                One         Atlas Assets, Inc.
University of California                  present           Economics, University of
School of Law                             Term:             California, Berkeley.
788 Boalt Hall                            Continuous        Deputy Assistant Attorney
Berkeley, CA 94720                                          General, U.S. Department
                                                            of Justice, June 1997--
                                                            December 1998;
                                                            Independent Consultant
-------------------------------------------------------------------------------------------------------------------------------
David J. Teece, 53       Trustee          Since 9/1997      Professor, Haas School of           One         Atlas Assets, Inc.
University of California                  Term:             Business, and Director,                         LECG, Inc.: a
IMIO #1930                                Continuous        Institute of Management,                        professional
Haas School of Business                                     Innovation and                                  services firm
S-402                                                       Organization, University of
Berkeley, CA 94720                                          California, Berkeley
-------------------------------------------------------------------------------------------------------------------------------

Atlas Balanced Growth Portfolio
Trustees and Officers (continued)
                                                                    (unaudited)





  Principal Officers who are Not Trustees

--------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                              TERM OF                              PORTFOLIOS IN TRUST
                                            OFFICE AND          PRINCIPAL                COMPLEX
                         POSITION(S) HELD    LENGTH OF     OCCUPATION(S) DURING        OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE      WITH TRUST      TIME SERVED        PAST 5 YEARS              OFFICER         HELD BY OFFICER
                                                         --------------------------
--------------------------------------------------------------------------------------------------------------------------

W. Lawrence Key, 48     Group Senior Vice   Since 9/2001 September 2001 to                 One                None
794 Davis Street        President and Chief              present--Group Senior
San Leandro, CA 94577   Operating Officer   Term of      Vice President and Chief
                                            Offices:     Operating Officer of the
                                            Continuous   Company, the Trust, the
                                                         Adviser and the
                                                         Distributor;
                                                         May 2000-August 2001--
                                                         Group Senior Vice
                                                         President of the
                                                         Distributor; August 1993-
                                                         April 2000--Senior Vice
                                                         President of the
                                                         Distributor; November
                                                         1989-August 2001--Vice
                                                         President of the
                                                         Distributor
--------------------------------------------------------------------------------------------------------------------------
Joseph M. O'Donnell, 47 Vice President,     Since        October 2001 to present--         One                None
794 Davis Street        Chief Legal         10/2001      Vice President, Chief
San Leandro, CA 94577   Counsel, Chief                   Legal Counsel, Chief
                        Compliance Officer  Term of      Compliance Officer and
                        and Secretary       Offices:     Secretary of the
                                            Continuous   Company, the Trust, the
                                                         Adviser and the
                                                         Distributor; August 1999
                                                         to May 2001--Chief
                                                         Operating Officer and
                                                         General Counsel of
                                                         Matthews International
                                                         Capital Management,
                                                         LLC, San Francisco, CA;
                                                         1997-1999--Vice
                                                         President/Legal of SEI
                                                         Investments Co., Inc.,
                                                         Oaks, PA; 1993-1997--
                                                         Vice President and
                                                         General Counsel to FPS
                                                         Services, Inc., King of
                                                         Prussia, PA
--------------------------------------------------------------------------------------------------------------------------
Gene Johnson, 49        Vice President and  Since 1/2000 January 2000 to present--         One                None
794 Davis Street        Treasurer           Since 7/1998 Vice President of the
San Leandro, CA 94577                                    Company, the Trust and
                                            Term of      the Adviser; July 1998 to
                                            Offices:     present--Treasurer of the
                                            Continuous   Company and the Trust;
                                                         July 1998-December
                                                         1999--Assistant Vice
                                                         President of the Company
                                                         and the Trust; March
                                                         1994-June 1998--
                                                         Manager of Fund
                                                         Accounting for the
                                                         Company and the Trust
--------------------------------------------------------------------------------------------------------------------------